UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  September 20, 2001


                      MELLON HOME EQUITY LINE OF CREDIT TRUST
                      Asset-Backed Notes, Series 2001-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of           333-77275
Pooling and Servicing Agreement)     (Commission        Pending
(State or other                      File Number)       IRS EIN
jurisdiction
of Incorporation)




       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On September 20, 2001 a distribution was made to holders of MELLON HOME EQUITY LINE OF CREDIT TRUST, Asset-Backed Notes, Series 2001-1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1                             Monthly report distributed to
                                               holders of Home Equity Loan
                                               Asset-Backed Notes, Series
                                               2001-1 Trust, relating to the
                                               September 20, 2001 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MELLON HOME EQUITY LINE OF CREDIT TRUST
                      Asset-Backed Notes, Series 2001-1 Trust

             By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
             By:    /s/ Beth Belfield, Officer
             By:    Beth Belfield, Officer
             Date:  10/4/01
                                 INDEX TO EXHIBITS


Exhibit Number             Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Notes, Series 2001-1 Trust, relating to the September 20, 2001 distribution.





                   EX-99.1

Mellon Home Equity Line of Credit
Mortgage Pass-Through Certificates



Record Date:            8/31/01
Distribution Date:      9/20/01


MHL  Series: 2001-1

Contact: Customer Service - CTSLink
         Wells Fargo Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660









                                             Certificateholder Distribution Summary

                         Certificate      Certificate         Beginning
                            Class         Pass-Through      Certificate        Interest       Principal
Class           CUSIP    Description             Rate           Balance    Distribution    Distribution

    NOTE       58552BAA3         SEN          3.85000%    599,521,280.65    1,987,579.58   10,678,347.27
    CERT       MHL01CERT         SEN          0.00000%              0.00   20,933,501.69            0.00
     OC                          OC           0.00000%     15,288,451.36            0.00            0.00
   AMBAC                         SEN          0.10000%              0.00       51,625.44            0.00
Totals                                                    614,809,732.01   22,972,706.71   10,678,347.27

                                       Certificateholder Distribution Summary (continued)

                           Current                 Ending                                         Cumulative
                          Realized            Certificate                    Total                  Realized
Class                         Loss                Balance             Distribution                    Losses

NOTE                           0.00         588,842,933.38            12,665,926.85                      0.00
CERT                           0.00                   0.00            20,933,501.69                      0.00
OC                             0.00          15,288,451.36                     0.00                      0.00
AMBAC                          0.00                   0.00                51,625.44                      0.00
Totals                         0.00         604,131,384.74            33,651,053.98                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original          Beginning          Scheduled     Unscheduled
                             Face        Certificate          Principal       Principal                       Realized
Class                      Amount            Balance       Distribution    Distribution      Accretion        Loss (1)

NOTE                669,000,000.00     599,521,280.65               0.00   10,678,347.27           0.00            0.00
CERT                          0.00               0.00               0.00            0.00           0.00            0.00
OC                   10,486,727.24      15,288,451.36               0.00            0.00           0.00            0.00
AMBAC                         0.00               0.00               0.00            0.00           0.00            0.00
Totals              679,486,727.24     614,809,732.01               0.00   10,678,347.27           0.00            0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                           Principal Distribution Statement (continued)

                                     Total                Ending               Ending             Total
                                 Principal           Certificate          Certificate         Principal
 Class                           Reduction               Balance           Percentage      Distribution

 NOTE                         10,678,347.27        588,842,933.38           0.88018376     10,678,347.27
 CERT                                  0.00                  0.00           0.00000000              0.00
 OC                                    0.00         15,288,451.36           1.45788586              0.00
 AMBAC                                 0.00                  0.00           0.00000000              0.00
 Totals                       10,678,347.27        604,131,384.74           0.88909961     10,678,347.27


                                              Principal Distribution Factors Statement

                           Original           Beginning          Scheduled         Unscheduled
                               Face         Certificate          Principal           Principal
Class (2)                    Amount             Balance       Distribution        Distribution         Accretion

NOTE                  669,000,000.00        896.14541203         0.00000000         15.96165511        0.00000000
CERT                            0.00          0.00000000         0.00000000          0.00000000        0.00000000
OC                     10,486,727.24       1457.88585992         0.00000000          0.00000000        0.00000000
AMBAC                           0.00          0.00000000         0.00000000          0.00000000        0.00000000

(2) All Classes are per $1,000 denomination.




                                      Principal Distribution Factors Statement (continued)

                                                Total                 Ending               Ending              Total
                         Realized           Principal            Certificate          Certificate          Principal
Class                    Loss (3)           Reduction                Balance           Percentage       Distribution

NOTE                    0.00000000         15.96165511            880.18375692          0.88018376        15.96165511
CERT                    0.00000000          0.00000000              0.00000000          0.00000000         0.00000000
OC                      0.00000000          0.00000000          1,457.88585992          1.45788586         0.00000000
AMBAC                   0.00000000          0.00000000              0.00000000          0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                 Interest Distribution Statement

                                                          Beginning                        Payment of
                      Original          Current        Certificate/            Current         Unpaid          Current
                          Face      Certificate            Notional            Accrued       Interest         Interest
Class                   Amount             Rate             Balance           Interest      Shortfall        Shortfall

NOTE              669,000,000.00        3.85000%     599,521,280.65        1,987,579.58           0.00             0.00
CERT                        0.00        0.00000%               0.00                0.00           0.00             0.00
OC                 10,486,727.24        0.00000%      15,288,451.36                0.00           0.00             0.00
AMBAC                       0.00        0.10000%     599,521,280.65           51,625.44           0.00             0.00
Totals            679,486,727.24                                           2,039,205.02           0.00             0.00

                                            Interest Distribution Statement (continued)

                                                                                      Remaining               Ending
                      Non-Supported                                    Total             Unpaid         Certificate/
                           Interest             Realized            Interest           Interest             Notional
Class                     Shortfall           Losses (4)        Distribution          Shortfall              Balance


 NOTE                           0.00                0.00         1,987,579.58                0.00     588,842,933.38
 CERT                           0.00                0.00        20,933,501.69                0.00               0.00
 OC                             0.00                0.00                 0.00                0.00      15,288,451.36
 AMBAC                          0.00                0.00            51,625.44                0.00     588,842,933.38
 Totals                         0.00                0.00        22,972,706.71                0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.


                                            Interest Distribution Factors Statement

                                                           Beginning                               Payment of
                       Original            Current         Certificate/         Current            Unpaid           Current
                       Face                Certificate     Notional             Accrued            Interest         Interest
Class (5)              Amount              Rate            Balance              Interest           Shortfall        Shortfall


NOTE                669,000,000.00        3.85000%         896.14541203        2.97097097        0.00000000        0.00000000
CERT                          0.00        0.00000%           0.00000000        0.00000000        0.00000000        0.00000000
OC                   10,486,727.24        0.00000%        1457.88585992        0.00000000        0.00000000        0.00000000
AMBAC                         0.00        0.10000%         896.14541203        0.07716807        0.00000000        0.00000000

(5) All Classes are per $1,000 denomination.


                                       Interest Distribution Factors Statement (continued)

                                                                                Remaining               Ending
                   Non-Supported                                 Total             Unpaid         Certificate/
                        Interest          Realized            Interest           Interest             Notional
Class                  Shortfall        Losses (6)        Distribution          Shortfall              Balance


NOTE                  0.00000000        0.00000000         2.97097097          0.00000000          880.18375692
CERT                  0.00000000        0.00000000         0.00000000          0.00000000            0.00000000
OC                    0.00000000        0.00000000         0.00000000          0.00000000         1457.88585992
AMBAC                 0.00000000        0.00000000         0.07716807          0.00000000          880.18375692

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

                                             CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                      CERTIFICATE ACCOUNT

Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                          33,908,531.54
    Liquidations, Insurance Proceeds, Reserve Funds                                                      0.00
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                                  483.83
    Realized Losses                                                                                      0.00
    Prepayment Penalties                                                                                 0.00
Total Deposits                                                                                  33,909,015.37

Withdrawals
    Reimbursement for Servicer Advances                                                                  0.00
    Payment of Service Fee                                                                         257,961.39
    Payment of Interest and Principal                                                           33,651,053.98
Total Withdrawals (Pool Distribution Amount)                                                    33,909,015.37


Ending Balance                                                                                           0.00


                                            PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                          0.00
Servicing Fee Support                                                                                    0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00



                                                         SERVICING FEES

Gross Servicing Fee                                                                                256,170.72
Indenture Trustee Fee - Wells Fargo Bank Minnesota, N.A                                              1,249.00
Owner Trustee Fee - Wilmington Trust Company                                                           541.67
Special Servicing Fee                                                                                    0.00
Supported Prepayment/Curtailment Interest Shortfall                                                      0.00
Net Servicing Fee                                                                                  257,961.39



                                                         OTHER ACCOUNTS

                                                Beginning           Current           Current           Ending
Account Type                                      Balance       Withdrawals          Deposits          Balance

Financial Guaranty                                    0.00              0.00              0.00             0.00

                                                               LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                                        DELINQUENCY STATUS

         DELINQUENT             BANKRUPTCY             FORECLOSURE            REO                    Total


          No of Loans           No of Loans            No of Loans            No of Loans            No of Loans
          Principal Balance     Principal Balance      Principal Balance      Principal Balance      Principal Balance
0-29 Days                       6                      0                      0                      6
                                100,565.00             0.00                   0.00                   100,565.00

30 Days   30                    4                      0                      0                      34
          840,228.00            132,337.00             0.00                   0.00                   972,565.00

60 Days   11                    0                      5                      0                      16
          213,840.00            0.00                   678,311.00             0.00                   892,151.00

90 Days   0                     0                      28                     0                      28
          0.00                  0.00                   557,855.00             0.00                   557,855.00

120 Days  0                     0                      0                      0                      0
          0.00                  0.00                   0.00                   0.00                   0.00

150 Days  0                     0                      0                      0                      0
          0.00                  0.00                   0.00                   0.00                   0.00

180+ Days 0                     0                      0                      0                      0
          0.00                  0.00                   0.00                   0.00                   0.00

Totals    41                    10                     33                     0                      84
          1,054,068.00          232,902.00             1,236,166.00           0.00                   2,523,136.00


          No of Loans           No of Loans            No of Loans            No of Loans            No of Loans
          Principal Balance     Principal Balance      Principal Balance      Principal Balance      Principal Balance
0-29 Days                       0.015025%              0.000000%              0.000000%              0.015025%
                                0.016646%              0.000000%              0.000000%              0.016646%

30 Days   0.075126%             0.010017%              0.000000%              0.000000%              0.085143%
          0.139080%             0.021905%              0.000000%              0.000000%              0.160986%

60 Days   0.027546%             0.000000%              0.012521%              0.000000%              0.040067%
          0.035396%             0.000000%              0.112279%              0.000000%              0.147675%

90 Days   0.000000%             0.000000%              0.070117%              0.000000%              0.070117%
          0.000000%             0.000000%              0.092340%              0.000000%              0.092340%

120 Days  0.000000%             0.000000%              0.000000%              0.000000%              0.000000%
          0.000000%             0.000000%              0.000000%              0.000000%              0.000000%

150 Days  0.000000%             0.000000%              0.000000%              0.000000%              0.000000%
          0.000000%             0.000000%              0.000000%              0.000000%              0.000000%

180+ Days 0.000000%             0.000000%              0.000000%              0.000000%              0.000000%
          0.000000%             0.000000%              0.000000%              0.000000%              0.000000%

Totals    0.102672%             0.025042%              0.082638%              0.000000%              0.210352%
          0.174477%             0.038552%              0.204619%              0.000000%              0.417647%


                                                       OTHER INFORMATION

Current Period Class A Insufficient Funds                                                            0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                                     0.00






                               COLLATERAL STATEMENT
 Collateral Description                                         Fixed & Mixed ARM

 Weighted Average Gross Coupon                                          7.618973%
 Weighted Average Net Coupon                                            7.115478%
 Weighted Average Pass-Through Rate                                     7.014715%
 Weighted Average Maturity(Stepdown Calculation )                               0
 Beginning Scheduled Collateral Loan Count                                 40,596

 Number Of Loans Paid In Full                                                 663
 Ending Scheduled Collateral Loan Count                                    39,933
 Beginning Scheduled Collateral Balance                            614,809,732.01
 Ending Scheduled Collateral Balance                               604,131,384.74
 Ending Actual Collateral Balance at 31-Aug-2001                   604,131,384.74
 Monthly P &I Constant                                                       0.00
 Special Servicing Fee                                                       0.00
 Prepayment Penalties                                                        0.00
 Realized Loss Amount                                                        0.00
 Cumulative Realized Loss                                                    0.00

 Required Overcollateralization Amount                                       0.00
 Overcollateralized Increase Amount                                        483.83
 Overcollateralized reduction Amount                                         0.00
 Specified O/C Amount                                               15,288,451.36
 Overcollateralized Amount                                                   0.00
 Overcollateralized Deficiency Amount                                        0.00
 Base Overcollateralized Amount                                              0.00

 Cumulative Losses                                                      $3,079.55

              Miscellaneous Reporting
    Investor Amount                        604,131,384.74
    Investor Floating Allocation              100.000000%
